UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 16, 2011

CIRCUS AND ELDORADO JOINT VENTURE SILVER LEGACY CAPITAL CORP.

(Exact names of registrants as specified in their charters)

Nevada Nevada	333-87202	88-0310787 71-0868362
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

407 North Virginia Street, Reno, Nevada 89501

(Address of principal executive offices, including ZIP code)

Registrants’ telephone number, including area code (800) 687-7733

Not Applicable

(Former names or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange (17 CFR 240.13e-4(c))

ITEM 2.02	RESULTS OF OPERATIONS AND FINANCIAL CONDITION

This current report on Form 8-K is being furnished to disclose the press release issued by the registrants on March 16, 2011. The purpose of the press release, furnished as Exhibit 99.1, was to announce the registrants’ results of operations for the fourth quarter and full year of 2010. The information in this Form 8-K and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits:

99.1	Press release of the registrants, dated March 16, 2011, announcing financial results for the quarter and year ended December 31, 2010.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Date: March 16, 2011

CIRCUS AND ELDORADO JOINT VENTURE

By:	/s/ Gary L. Carano
Gary L. Carano
Chief Executive Officer

SILVER LEGACY CAPITAL CORP.

By:	/s/ Gary L. Carano
Gary L. Carano
Chief Executive Officer